UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

SeaSpine Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

760-727-8399

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.  ☐

Introductory Note

At 12:01 a.m. Eastern Time on January 5, 2023, SeaSpine Holdings Corporation, a Delaware corporation (“SeaSpine”), and Orthofix Medical, Inc., a Delaware corporation (“Orthofix”), completed their previously announced merger. Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 10, 2022, by and among Orthofix, Orca Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Orthofix (“Merger Sub”), and SeaSpine, Merger Sub merged with and into SeaSpine (the “Merger”), with SeaSpine continuing as the surviving company and a wholly-owned subsidiary of Orthofix following the transaction.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Merger, on January 5, 2023, SeaSpine is repaying all of the outstanding obligations in respect of principal, interest and fees under the Amended and Restated Credit Agreement (the “Credit Agreement”), dated July 27, 2018, among SeaSpine and Project Maple Leaf Holdings ULC, as guarantors, and SeaSpine Orthopedics Corporation, SeaSpine, Inc., ISOTIS, Inc., SeaSpine Sales LLC, ISOTIS Orthobiologics, Inc., Theken Spine, LLC, SeaSpine Orthopedics Intermediate Co, Inc., 7D Surgical USA Inc. and 7D Surgical ULC, as borrowers, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, and terminated all applicable commitments under the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

At the effective time and as a result of the Merger, each share of SeaSpine common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 0.4163 fully paid and nonassessable shares of Orthofix common stock (and, if applicable, cash in lieu of fractional shares), or the merger consideration, less any applicable withholding taxes. Also at the effective time of the merger, outstanding restricted stock units to acquire shares of SeaSpine common stock will be assumed by Orthofix and converted into restricted stock units to acquire shares of Orthofix common stock, and outstanding options to purchase shares of SeaSpine common stock will be assumed by Orthofix and converted into options to purchase shares of Orthofix common stock, in each case with necessary adjustments to reflect the exchange ratio.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2023, SeaSpine requested that the NASDAQ Stock Market file with the SEC an application on Form 25 to withdraw the SeaSpine common stock from listing on the NASDAQ Global Select Market and terminate the registration of SeaSpine common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, SeaSpine intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of its common stock under the Exchange Act and to suspend its reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03 and Item 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of SeaSpine occurred and the surviving entity of the Merger, SeaSpine, became a wholly-owned subsidiary of Orthofix. Immediately after the closing of, and giving effect to, the Merger, former SeaSpine stockholders own approximately 43.5% of Orthofix on a fully diluted basis and existing Orthofix stockholders own approximately 56.5% of Orthofix on a fully diluted basis.

The information about the Merger in the Introductory Note and Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger and as of the effective time of the Merger, all of the current directors of the SeaSpine board of directors resigned from their directorships of SeaSpine and any committees of which they were a member. This was not a result of any disagreements between SeaSpine and its directors or officers on any matter relating to SeaSpine’s operations, policies or practices. Each of Keith Valentine, Stuart M. Essig, John B. Henneman III and Shweta Singh Maniar will continue as directors of Orthofix in accordance with the provisions of the Merger Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Certificate of Incorporation of SeaSpine was amended and restated in the form of the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, the bylaws of Merger Sub as in effect at the effective time of the Merger became the bylaws of SeaSpine. The Amended and Restated Bylaws of SeaSpine are attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On January 4, 2023, SeaSpine and Orthofix issued a joint press release announcing the completion of the Merger, effective at 12:01 a.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of SeaSpine Holdings Corporation

3.2	Amended and Restated Bylaws of SeaSpine Holdings Corporation

99.1	Press Release, dated January 4, 2023

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASPINE HOLDINGS CORPORATION

Date: January 5, 2023	By:	/s/ Patrick Keran
	Name:	Patrick Keran
	Title:	Senior Vice President, General Counsel